CONTRIBUTED SURPLUS	12 Months Ended
Mar. 31, 2014
Notes to Financial Statements
CONTRIBUTED SURPLUS

NOTE 8. CONTRIBUTED SURPLUS

The Company owned two (2) mineral claims that had been deemed surplus and fully impaired. On to May 1, 2012 these claims were sold to a related party to whom the Company had loans payable. The terms of the sale was a reduction of the loans payable and proportionate accrued interest in aggregate amounting to Twenty-Five Thousand Dollar, ($25,000.00), an extension on the due date of the loan to November 13, 2013, a reduction of the rate of interest payable to 5% and the issuance by the purchaser of shares in two private companies. These shares were valued by the Company at $0 value therefore there was no impact on the financial statements. The Company distributed the shares equally to each of the shareholders of the Company.